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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 14, 2003


                             SENTIGEN HOLDING CORP.
             (Exact Name of Registrant as Specified in Its Charter)

             Delaware                               9995                             13-3570672
------------------------------------  ----------------------------------  ---------------------------------------
  (State or Other Jurisdiction of        (Primary Standard Industrial     (I.R.S. Employer Identification Number)
   Incorporation or Organization)         Classification Code Number)

                               580 Marshall Street
                         Phillipsburg, New Jersey 08865
                                 (908) 387-1673
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  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibit 99.1  Sentigen Holding Corp. press release, dated May 14, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

     On May 14, 2003, Sentigen Holding Corp. announced its financial results for the first quarter ended March 31, 2003. A copy of this press release is furnished as an exhibit to this report on Form 8-K. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

     (All other items on this report are inapplicable.)


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: May 14, 2003

     SENTIGEN HOLDING CORP.

     /s/ Fredrick B. Rolff
     -------------------------------
     Chief Financial Officer
     (Principal Accounting and Financial Officer)


                                  EXHIBIT INDEX

99.1  Sentigen Holding Corp. press release, dated May 14, 2003.




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